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                                                                     EXHIBIT 8.1

                              LIST OF SUBSIDIARIES

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NAME OF ENTITY AND BUSINESS NAME (IF DIFFERENT)                JURISDICTION OF INCORPORATION
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Guangdong Mobile Communication Company Limited                             China
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Zhejiang Mobile Communication Company Limited                              China
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Jiangsu Mobile (BVI) Limited                                      British Virgin Islands
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Jiangsu Mobile Communication Company Limited                               China
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Fujian Mobile (BVI) Limited                                       British Virgin Islands
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Fujian Mobile Communication Company Limited                                China
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Henan Mobile (BVI) Limited                                        British Virgin Islands
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Henan Mobile Communication Company Limited                                 China
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Hainan Mobile (BVI) Limited                                       British Virgin Islands
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Hinan Mobile Communication Company Limited                                 China
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Beijing Mobile (BVI) Limited                                      British Virgin Islands
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Beijing Mobile Communication Company Limited                               China
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Shanghai Mobile (BVI) Limited                                     British Virgin Islands
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Shanghai Mobile Communication Company Limited                              China
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Tianjin Mobile (BVI) Limited                                      British Virgin Islands
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Tianjin Mobile Communication Company Limited                               China
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Hebei Mobile (BVI) Limited                                        British Virgin Islands
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Hebei Mobile Communication Company Limited                                 China
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Liaoning Mobile (BVI) Limited                                     British Virgin Islands
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Liaoning Mobile Communication Company Limited                              China
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Shandong Mobile (BVI) Limited                                     British Virgin Islands
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Shandong Mobile Communication Company Limited                              China
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Guangxi Mobile (BVI) Limited                                      British Virgin Islands
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Guangxi Mobile Communication Company Limited                               China
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China Mobile (Shenzhen) Limited                                            China
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Aspire Holdings Limited                                               Cayman Islands
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Aspire (BVI) Limited                                              British Virgin Islands
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


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